UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-07388

 Value Line Emerging Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/11 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 220 East 42nd Street, 6th Floor New York, NY 10017-5891	A N N U A L R E P O R T
M a r c h 3 1 , 2 0 1 1

DISTRIBUTOR	EULAV Securities LLC 220 East 42nd Street, 6th Floor New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP	Value Line Emerging Opportunities Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel Joyce E. Heinzerling Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr Daniel S. Vandivort
OFFICERS	Mitchell E. Appel President Michael J. Wagner Chief Compliance Officer Emily D. Washington Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00080238

Value Line Emerging Opportunities Fund, Inc.

To Our Value Line Emerging

To Our Shareholders (unaudited):

Enclosed is your annual report for the fiscal year ended March 31, 2011. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Emerging Opportunities Fund, Inc. (the “Fund”) earned a total return of 25.28% for the 12-month period end March 31, 2011, after deducting fees and expenses. That compared with a total return of 25.79% for the Russell 2000 Index(1), a benchmark of small-capitalization stocks. The Fund benefited most in the period from its holdings in the technology services sector, such as Informatica Corp. and Salesforce.com.

Morningstar, the mutual fund advisory service, gives a rank of four stars to your Fund for the 10-year period ending March 31, 2011, based upon a Return rating of Above Average and a Risk rating of Low relative to category peers. (The rank for 3-year, 5-year and Overall is three stars.)

Our disciplined investment strategy has served your Fund well. We invest primarily in higher-quality stocks, those that represent financially strong companies with solid records of consistent growth in both earnings and stock price, built upon enviable stables of proprietary products.  At the same time, we limit trading costs by sticking with these proven winners for as long as merited by their performance. Annual portfolio turnover has averaged a moderate 15% over the past five years. But we will not hesitate to sell when a leader transforms into a laggard, prompting the replacement of the issue in the portfolio with a company that shows superior operating and stock price momentum.

The Fund is well diversified with about 150 stockholdings across a wide variety of industries. We invest less than 1/2 of 1% of assets in any new holding, though successful investments can then grow to well over 1% of assets.

We will maintain our time-tested discipline. Thank you for your confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

(1)
The Russell 2000 Index is representative of the smaller capitalization stocks traded in the United States. This is an unmanaged index and does not reflect charges, expenses, or taxes, so it is not possible to invest in this Index.

Value Line Emerging Opportunities Fund, Inc.

Opportunities Fund Shareholders

Economic Highlights (unaudited)

After a strong rebound in economic growth in the final quarter of 2009, expectations in 2010 for a robust recovery were tempered by the persistence of several economic constraints.  Heavy household debt, weak housing prices, and strained state and local budgets all contributed to a disappointing economic performance, and by the 3rd quarter of 2010, GDP growth had slowed to 2.60%.

Part of what had changed was a growing belief that, unlike in previous recoveries, the economy was not about to ignite. After a more “normal” recession, once the recovery starts the economy is back to where it started in about six months. Generally, an accommodative Federal Reserve policy like the one that has been in place for several years would have had a far greater impact on economic growth than what has been seen in this cycle.  This time, other factors have been contributing to a lackluster economy, including debt crises in several European countries, and the expiration of federal stimulus programs like the tax credit for first time home buyers.  There have also been meaningful productivity gains among US workers, allowing the economy to grow without significant job creation.  Still, while the stock market’s performance in 2010 slowed considerably from the previous year, investors were still rewarded with returns from the S&P 500 at 15.06%. Additionally, December housing numbers were a clear bright spot, with purchases of new homes in the U.S. surging 18% for the month, the biggest jump since 1992. This unexpected surge in housing at year-end did push the economy slightly higher in the final quarter of 2010.

The economic crosscurrents from 2010 have continued into the new year.  The consumer is increasingly positive and investor sentiment is decidedly more upbeat.  By the end of January 2011, the Dow Jones Industrial Average crossed 12,000 for the first time since June 2008.  Rallies in equities, corporate debt and commodities in the first quarter illustrate how much the $12 trillion pumped into the financial system by governments and central banks is spurring economic growth.   However, the Fed remains concerned with lackluster job creation and is likely to stay the course on quantitative easing by completing $600 billion of Treasury purchases through June of this year. The Fed also left its benchmark interest rate unchanged in a range of zero to 0.25%, where it’s been since December 2008.  It is clear that the Fed is prepared to keep short rates low for an extended period of time in pursuit of meeting its twin mandates for full employment and stable prices.

On balance, we believe that economic trends generally are improving and should provide opportunities for solid returns this year in the capital markets.

Value Line Emerging Opportunities Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Emerging Opportunities Fund, Inc. to that of the Russell 2000 Stock Index (the “Index”). The Value Line Emerging Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in
the Value Line Emerging Opportunities Fund, Inc. and the Russell 2000 Stock Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 3/31/11	25.28%	$12,528
5 years ended 3/31/11	2.55%	$11,339
10 years ended 3/31/11	8.30%	$22,188

*	The Russell 2000 Stock Index is representative of the smaller capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Emerging Opportunities Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 through March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/10	Ending account value 3/31/11	Expenses paid during period 10/1/10 thru 3/31/11*

Actual	$1,000.00	$1,224.21	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.59

*
Expenses are equal to the Fund’s annualized expense ratio of 1.11% multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Emerging Opportunities Fund, Inc.

Portfolio Highlights at March 31, 2011 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Informatica Corp.	155,800	$8,137,434	2.5%
Alexion Pharmaceuticals, Inc.	80,000	$7,894,400	2.5%
Salesforce.com, Inc.	55,000	$7,346,900	2.3%
Stifel Financial Corp.	91,000	$6,532,890	2.0%
Church & Dwight Co., Inc.	71,000	$5,633,140	1.8%
Gardner Denver, Inc.	70,400	$5,493,312	1.7%
Bucyrus International, Inc.	60,000	$5,487,000	1.7%
Lennox International, Inc.	101,600	$5,342,128	1.7%
Stericycle, Inc.	59,600	$5,284,732	1.6%
ANSYS, Inc.	95,726	$5,187,392	1.6%

Asset Allocation – Percentage of Net Assets

Equity Sector Weightings – Percentage of Total Investment Securities

Value Line Emerging Opportunities Fund, Inc.

Schedule of Investments	March 31, 2011

Shares		Value
COMMON STOCKS (97.2%)

	CONSUMER DISCRETIONARY (9.7%)
6,000	Arbitron, Inc.	$240,180
2,000	BJ’s Restaurants, Inc. *	78,660
28,000	Brinker International, Inc.	708,400
16,500	Buckle, Inc. (The)	666,600
8,200	Chipotle Mexican Grill, Inc. *	2,233,434
107,000	Ctrip.com International Ltd. ADR *	4,439,430
7,000	John Wiley & Sons, Inc. Class A	355,880
192,000	LKQ Corp. *	4,627,200
45,400	O’Reilly Automotive, Inc. *	2,608,684
55,000	Phillips-Van Heusen Corp.	3,576,650
32,000	Signet Jewelers Ltd. *	1,472,640
10,400	Strayer Education, Inc.	1,357,096
23,000	TRW Automotive Holdings Corp. *	1,266,840
69,000	Warnaco Group, Inc. (The) *	3,946,110
16,000	WMS Industries, Inc. *	565,600
82,750	Wolverine World Wide, Inc.	3,084,920
		31,228,324

	CONSUMER STAPLES (4.8%)
29,025	Central European Distribution Corp. *	329,434
71,000	Church & Dwight Co., Inc.	5,633,140
119,800	Flowers Foods, Inc.	3,262,154
52,000	Green Mountain Coffee Roasters, Inc. *	3,359,720
21,000	Hansen Natural Corp. *	1,264,830
39,000	Ruddick Corp.	1,505,010
		15,354,288

	ENERGY (3.7%)
34,000	Core Laboratories N.V.	3,473,780
22,800	FMC Technologies, Inc. *	2,154,144
41,000	Oceaneering International, Inc. *	3,667,450
20,000	Superior Energy Services, Inc. *	820,000
42,000	World Fuel Services Corp.	1,705,620
		11,820,994

Shares		Value
	FINANCIALS (6.9%)
7,400	Affiliated Managers Group, Inc. *	$809,338
43,300	Arch Capital Group Ltd. *	4,294,927
10,000	Bancolombia S.A. ADR	626,600
3,000	Credicorp Ltd.	314,790
4,400	Equity Lifestyle Properties, Inc.	253,660
74,000	EZCORP, Inc. Class A *	2,322,860
30,800	First Cash Financial Services, Inc. *	1,188,880
7,916	First Financial Bankshares, Inc.	406,645
45,300	ProAssurance Corp. *	2,870,661
46,200	RLI Corp.	2,663,430
91,000	Stifel Financial Corp. *	6,532,890
		22,284,681

	HEALTH CARE (8.6%)
80,000	Alexion Pharmaceuticals, Inc. *	7,894,400
18,000	Auxilium Pharmaceuticals, Inc. *	386,460
12,600	C.R. Bard, Inc.	1,251,306
33,800	Catalyst Health Solutions, Inc. *	1,890,434
2,600	Computer Programs & Systems, Inc.	167,128
28,000	Edwards Lifesciences Corp. *	2,436,000
20,000	Emergency Medical Services Corp. Class A *	1,271,800
15,200	Gentiva Health Services, Inc. *	426,056
21,500	Haemonetics Corp. *	1,409,110
30,000	Henry Schein, Inc. *	2,105,100
9,000	HMS Holdings Corp. *	736,650
37,800	IDEXX Laboratories, Inc. *	2,918,916
29,000	Owens & Minor, Inc.	941,920
4,000	Perrigo Co.	318,080
9,400	Pharmasset, Inc. *	739,874
19,000	Quality Systems, Inc.	1,583,460
9,800	United Therapeutics Corp. *	656,796
10,600	West Pharmaceutical Services, Inc.	474,562
		27,608,052

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

March 31, 2011

Shares		Value
	INDUSTRIALS (32.0%)
62,200	Acuity Brands, Inc.	$3,638,078
88,050	AMETEK, Inc.	3,862,754
33,200	AZZ, Inc.	1,513,920
16,700	Badger Meter, Inc.	688,207
23,000	BE Aerospace, Inc. *	817,190
60,000	Bucyrus International, Inc.	5,487,000
13,000	Ceradyne, Inc. *	586,040
65,000	CLARCOR, Inc.	2,920,450
4,000	Clean Harbors, Inc. *	394,640
9,000	DigitalGlobe, Inc. *	252,270
81,000	EnerSys *	3,219,750
64,200	Esterline Technologies Corp. *	4,540,224
28,000	Flowserve Corp.	3,606,400
70,400	Gardner Denver, Inc.	5,493,312
55,700	Genesee & Wyoming, Inc. Class A *	3,241,740
45,900	Geo Group, Inc. (The) *	1,176,876
58,750	HEICO Corp.	3,673,050
67,800	HUB Group, Inc. Class A *	2,453,682
54,400	IDEX Corp.	2,374,560
36,700	IHS, Inc. Class A *	3,257,125
72,000	J.B. Hunt Transport Services, Inc.	3,270,240
78,000	Kansas City Southern *	4,247,100
11,000	Kirby Corp. *	630,190
101,600	Lennox International, Inc.	5,342,128
44,400	Lincoln Electric Holdings, Inc.	3,370,848
44,000	Middleby Corp. (The) *	4,101,680
42,600	Nordson Corp.	4,901,556
25,000	Polypore International, Inc. *	1,439,500
24,000	Regal-Beloit Corp.	1,771,920
37,200	Roper Industries, Inc.	3,216,312
59,600	Stericycle, Inc. *	5,284,732
13,200	Textainer Group Holdings Ltd.	490,512
7,700	Toro Co. (The)	509,894
5,300	Towers Watson & Co. Class A	293,938
16,000	TransDigm Group, Inc. *	1,341,280
6,800	United Stationers, Inc.	483,140
9,600	Valmont Industries, Inc.	1,001,952
29,000	Wabtec Corp.	1,967,070

Shares		Value

154,500	Waste Connections, Inc.	$4,448,055
54,800	Woodward Inc.	1,893,888
		103,203,203

	INFORMATION TECHNOLOGY (17.0%)
87,800	Advent Software, Inc. *	2,517,226
62,000	Amphenol Corp. Class A	3,372,180
95,726	ANSYS, Inc. *	5,187,392
15,000	Ariba, Inc. *	512,100
24,000	Aruba Networks, Inc. *	812,160
50,000	Atheros Communications, Inc. *	2,232,500
35,300	Blackboard, Inc. *	1,279,272
21,000	Cardtronics, Inc. *	427,350
41,200	Cognizant Technology Solutions Corp. Class A *	3,353,680
4,000	CommVault Systems, Inc *	159,520
67,800	Concur Technologies, Inc. *	3,759,510
23,000	Dolby Laboratories, Inc. Class A *	1,131,830
15,700	Equinix, Inc. *	1,430,270
22,050	FactSet Research Systems, Inc.	2,309,296
5,000	Fortinet, Inc. *	220,000
155,800	Informatica Corp. *	8,137,434
2,000	j2 Global Communications, Inc. *	59,020
38,200	MICROS Systems, Inc. *	1,888,226
26,000	Rackspace Hosting, Inc. *	1,114,100
1,800	Rofin-Sinar Technologies, Inc. *	71,100
55,000	Salesforce.com, Inc. *	7,346,900
23,000	Solera Holdings, Inc.	1,175,300
4,000	Synchronoss Technologies, Inc. *	139,000
22,000	Teradata Corp. *	1,115,400
16,000	TIBCO Software, Inc. *	436,000
35,600	Trimble Navigation Ltd. *	1,799,224
1,600	Ultimate Software Group, Inc. (The) *	94,000
6,000	VeriFone Systems, Inc. *	329,700
45,000	Wright Express Corp. *	2,332,800
		54,742,490

	MATERIALS (8.7%)
28,000	Albemarle Corp.	1,673,560
95,200	AptarGroup, Inc.	4,772,376

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Schedule of Investments

Shares		Value
18,000	FMC Corp.	$1,528,740
57,600	Greif, Inc. Class A	3,767,616
14,000	Koppers Holdings, Inc.	597,800
30,000	LSB Industries, Inc. *	1,189,200
28,000	Lubrizol Corp. (The)	3,750,880
16,000	NewMarket Corp.	2,531,520
8,000	Praxair, Inc.	812,800
22,000	Rockwood Holdings, Inc. *	1,082,840
2,000	Scotts Miracle-Gro Co. (The) Class A	115,700
43,000	Sigma-Aldrich Corp.	2,736,520
88,400	Silgan Holdings, Inc.	3,371,576
		27,931,128

	TELECOMMUNICATION SERVICES (1.8%)
43,008	Crown Castle International Corp. *	1,829,990
102,000	SBA Communications Corp. Class A *	4,047,360
		5,877,350

	UTILITIES (4.0%)
25,200	AGL Resources, Inc.	1,003,968
35,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,055,900
51,000	ITC Holdings Corp.	3,564,900
22,800	Northwest Natural Gas Co.	1,051,764
91,400	South Jersey Industries, Inc.	5,115,658
		12,792,190

	TOTAL COMMON STOCKS AND TOTAL INVESTMENT SECURITIES (97.2%) (Cost $174,874,722)	$312,842,700

Principal Amount		Value
SHORT-TERM INVESTMENTS (2.3%)
	REPURCHASE AGREEMENTS (2.3%)
$7,300,000	With Morgan Stanley, 0.06%, dated 03/31/11, due 04/01/11, delivery value $7,300,012 (collateralized by $7,360,000 U.S. Treasury Notes 1.3750% due 03/15/13, with a value of $7,444,900)	$7,300,000

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,300,000) (2.3%)	7,300,000

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)		1,668,995

NET ASSETS (100%)		$321,811,695

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($321,811,695 ÷ 9,386,158 shares outstanding)		$34.29

*	Non-income producing.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Statement of Assets and Liabilities at March 31, 2011

Assets:

Investment securities, at value (Cost - $174,874,722)	$312,842,700
Repurchase agreement (Cost - $7,300,000)	7,300,000
Cash	227,635
Receivable for securities sold	1,645,461
Interest and dividends receivable	242,608
Receivable for capital shares sold	147,908
Prepaid expenses	43,992
Total Assets	322,450,304

Liabilities:
Payable for capital shares redeemed	256,959
Accrued expenses:
Advisory fee	199,721
Service and distribution plan fees	66,574
Directors’ fees and expenses	602
Other	114,753
Total Liabilities	638,609

Net Assets	$321,811,695

Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 9,386,158 shares)	$9,386
Additional paid-in capital	252,396,427
Accumulated net realized loss on investments and foreign currency	(68,562,096)
Net unrealized appreciation of investments	137,967,978
Net Assets	$321,811,695

Net Asset Value, Offering and Redemption Price per Outstanding Share ($321,811,695 ÷ 9,386,158 shares outstanding)	$34.29

Statement of Operations for the Year Ended March 31, 2011

Investment Income:
Dividends (net of foreign withholding tax of $25,421)	$2,758,708
Interest	11,767
Total Income	2,770,475

Expenses:
Advisory fee	2,530,101
Service and distribution plan fees	843,367
Transfer agent fees	188,074
Auditing and legal fees	157,189
Custodian fees	83,772
Printing and postage	63,653
Insurance	59,362
Directors’ fees and expenses	56,398
Registration and filing fees	26,758
Other	57,938
Total Expenses Before Custody Credits	4,066,612
Less: Custody Credits	(293)
Net Expenses	4,066,319
Net Investment Loss	(1,295,844)
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	33,878,169
Change in Net Unrealized Appreciation/(Depreciation)	36,284,485
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	70,162,654
Net Increase in Net Assets from Operations	$68,866,810

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Statement of Changes in Net Assets for the Years Ended March 31, 2011 and 2010

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Operations:
Net investment loss	$(1,295,844)	$(2,026,150)
Net realized gain/(loss) on investments and foreign currency	33,878,169	(9,911,153)
Change in net unrealized appreciation/(depreciation)	36,284,485	206,378,971
Net increase in net assets from operations	68,866,810	194,441,668

Capital Share Transactions:
Proceeds from sale of shares	17,598,230	50,668,660
Cost of shares redeemed	(202,799,915)	(276,507,970)
Net decrease in net assets from capital share transactions	(185,201,685)	(225,839,310)
Total Decrease in Net Assets	(116,334,875)	(31,397,642)

Net Assets:
Beginning of year	438,146,570	469,544,212
End of year	$321,811,695	$438,146,570

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Emerging Opportunities Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of March 31, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets Common Stocks	$312,842,700	$0	$0	$312,842,700
Short-Term Investments	0	7,300,000	0	7,300,000
Total Investments in Securities	$312,842,700	$7,300,000	$0	$320,142,700

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

Value Line Emerging Opportunities Fund, Inc.

March 31, 2011

For the year ended March 31, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended March 31, 2011, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc. (“VLI”). As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings. Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended March 31, 2011	Year Ended March 31, 2010
Shares sold	614,269	2,192,547
Shares redeemed	(7,237,401)	(11,347,028)
Net decrease	(6,623,132)	(9,154,481)

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Year Ended March 31, 2011
Purchases:
Investment Securities	$12,339,313
Sales:
Investment Securities	$177,231,592

4. Income Taxes

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for taxes purposes	$182,177,198
Gross tax unrealized appreciation	139,618,485
Gross tax unrealized depreciation	(1,652,983)
Net tax unrealized appreciation on investments	$137,965,502
Capital loss carryforward, expires March 31, 2018	$(68,559,622)

During the year ended March 31, 2011, as permitted under federal income tax regulations, the Fund utilized $33,853,326 of capital loss carryforwards.

Value Line Emerging Opportunities Fund, Inc.

March 31, 2011

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the capital losses before they expire.

Net unrealized gain (loss) differs for financial statement purposes primarily due to differing treatments of wash sales.

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment loss by $1,295,844, increased accumulated net realized loss on investments by $322 and decreased additional paid-in-capital by $1,295,522. These reclassifications were primarily due to differing treatments of net operating loss and foreign currency gain/losses. Net assets were not affected by this reclassification.

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $2,530,101 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended March 31, 2011. The fee was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended March 31, 2011, fees amounting to $843,367 were paid or payable to the Distributor under this plan.

For the year ended March 31, 2011, the Fund’s expenses were reduced by $293 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund.

Officers and directors of the Fund as a group owned 809 shares, representing less than 1% of the outstanding shares.

Value Line Emerging Opportunities Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended March 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of year	$27.37		$18.66		$30.47	$32.32	$31.70

Income from investment operations:
Net investment loss	(0.14)		(0.13)		(0.13)	(0.06)	(0.05)
Net gains or (losses) on securities (both realized and unrealized)	7.06		8.84		(11.47)	(1.08)	1.15
Total from investment operations	6.92		8.71		(11.60)	(1.14)	1.10

Less distributions:
Distributions from net realized gains	—		—		(0.21)	(0.71)	(0.48)
Net asset value, end of year	$34.29		$27.37		$18.66	$30.47	$32.32

Total return	25.28%		46.68%		(38.11)%	(3.71)%	3.55%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$321,812		$438,147		$469,544	$910,714	$808,825
Ratio of expenses to average net assets(1)	1.21%		1.20	%(3)	1.18%	1.12%	1.16%
Ratio of expenses to average net assets(2)	1.21%		1.15	%(4)	1.18%	1.12%	1.15%
Ratio of net investment loss to average net assets	(0.38	) %	(0.40)%		(0.41)%	(0.18)%	(0.16)%
Portfolio turnover rate	4%		2%		17%	26%	24%

(1)	Ratio reflects expenses grossed up for custody credit arrangement.

(2)	Ratio reflects expenses net of the custody credit arrangement.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line of certain expenses incurred by the Fund.

(4)	Ratio reflects expenses net of the reimbursement by Value Line of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Emerging Opportunities Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Emerging Opportunities Fund, Inc. (the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 26, 2011

Value Line Emerging Opportunities Fund, Inc.

PROXY RESULTS
FOR VALUE LINE EMERGING OPPORTUNITIES FUND, INC.

Two Special Meetings of Shareholders were held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Directors of the Fund and to approve a new investment advisory agreement between the Fund and EULAV Asset Management. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Directors as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	10,470,807	536,437
Mr. Mitchell E. Appel	10,422,771	584,472
Daniel S. Vandivort	10,490,309	516,935

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Directors along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Director.

Approved the new investment advisory agreement as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
4,782,054	300,087	341,943	647,655

*Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

Value Line Emerging Opportunities Fund, Inc.

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE EMERGING OPPORTUNITIES FUND, INC. (UNAUDITED)

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Emerging Opportunities Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to initially and annually thereafter consider the approval of an investment advisory agreement between the Fund and its investment adviser.

          The Fund’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”).1 In its consideration of whether the new investment advisory agreement between the Fund and the Adviser (“Agreement”) was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

          Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates. The Board, including the Independent Directors, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the restructured Adviser and approving the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional small-cap growth funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

Value Line Emerging Opportunities Fund, Inc.

          As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 15 other retail no-load small-cap growth funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other no-load small-cap growth funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”),2 VLI and two former directors and officers of VLI. The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

          The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line ranking systems information would continue to be provided to the Adviser without cost. The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring. The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

2 On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

Value Line Emerging Opportunities Fund, Inc.

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund performed below the performance of both the Performance Universe and the Lipper Index for the one-year period ended December 31, 2009 while it outperformed the Performance Universe average and had approximately the same performance as the Lipper Index for the three-year period ended December 31, 2009. The Board also noted that the Fund outperformed both the Performance Universe and the Lipper Index for the five-year and ten-year periods ended December 31, 2009.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board took into account the fact that no change was expected in the Fund’s portfolio manager or other employees of the Adviser in connection with the restructuring. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the prior fiscal year, the Fund’s management fee rate was less than that of both the Expense Group and Expense Universe average. The Board concluded that the Fund’s management fee was satisfactory for the purpose of approving the Agreement.

          The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Fund’s total expense ratio was less than that of the Expense Group average and Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

          The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Fund would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

           Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

Value Line Emerging Opportunities Fund, Inc.

          Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board noted that the Fund’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary. It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Fund.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that it may manage non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Fund and its shareholders.

Value Line Emerging Opportunities Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Emerging Opportunities Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 2000	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line Emerging Opportunities Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 2000	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 2000	Senior Financial Advisor, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/ Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004-2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Emerging Opportunities Fund, Inc.

[This Page Intentionally Left Blank.]

Value Line Emerging Opportunities Fund, Inc.

[This Page Intentionally Left Blank.]

Value Line Emerging Opportunities Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2011 - $52,168

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2011 -$37,379

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2011 -$2,400

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

	(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 8, 2011